THRIVENT MUTUAL FUNDS

Supplement to Class A Shares Prospectus and

Institutional Class Shares Prospectus, each dated February 28, 2011 with respect to

Thrivent Large Cap Growth Fund

The summary prospectus of Thrivent Large Cap Growth Fund is amended. The description under “Portfolio Manager(s)” is deleted and replaced with the following:

David C. Francis, CFA has served as portfolio manager of the Fund since 2011. Mr. Francis is Vice President of Investment Equities and has been with Thrivent since 2001.

The “Portfolio Management” section of the prospectus is also amended. The description under Thrivent Large Cap Growth Fund is deleted and replaced with the following:

David C. Francis, CFA has served as portfolio manager of the Fund since 2011. Mr. Francis is Vice President of Investment Equities and has been with Thrivent since 2001.

The date of this Supplement is October 7, 2011.

Please include this Supplement with your Prospectus.

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